UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27680 Franklin Road Southfield, MI 48034
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01    Other Events.

Diversified Restaurant Holdings, Inc. (the “Company”) is hereby filing an amended Exhibit 23 to include a revised and updated consent from our independent registered public accounting firm, BDO USA, LLP (“BDO”). The consent of BDO USA, LLP which was included in Exhibit 23 (the “Original Exhibit 23”) to the Company's Form 10-K for the fiscal year ended December 28, 2014, filed on March 13, 2015, did not include a reference to BDO’s internal control opinion. The revised and updated consent attached hereto as Exhibit 23 (the “Revised Exhibit 23”) supersedes and replaces the Original Exhibit 23. The Revised Exhibit 23 does not change any previously reported financial results of operations or any disclosures contained in the 2014 Form 10-K.

Item 9.01 Financial Statement and Exhibits
(d) Exhibits

Exhibit No.     Description

23	Consent of BDO USA, LLP

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated: May 8, 2015	By:	/s/ David G. Burke
	Name:	David G. Burke
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.     Description

23	Consent of BDO USA, LLP

3